China BAK Battery, Inc.
 (Nasdaq: CBAK)

February 2009

Corporate Presentation

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth.  In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,”
“seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

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Established leader in China Li-ion mobile battery
industry, growing notebook computer battery market
share

Accepted into AVL of a Tier 1 Notebook OEM

Strong results in Q109(Dec) in the midst of recession
with positive operating cash flow and DSO, inventory
turns near highest level of past three years

$1.5M expense reduction per quarter in FY09

Investment Considerations

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Polymer Cells

PDAs

Digital cameras

Bluetooth headsets

MP3/ portable
entertainment

Prismatic

Aluminum-Case Cells

Cell phones

Cylindrical Cells

Notebook computers

Power Cells

Hybrid-electric
vehicles

Light-electric
vehicles

Uninterruptible
power supplies

Li-ion
Rechargeable
Batteries

Key Applications

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Experienced Team

Xiangqian Li, Chairman and CEO

Visionary leader in China Li-ion battery industry

Led CBAK since founding; full-time, operating CEO

Tony Shen, CFO, joined CBAK in May 2007

Former CFO at eLong, Inc (Nasdaq: LONG), led eLong to its
first quarter of operating profit

Directed comprehensive cost/expense reduction efforts

Dr. Henry Mao, Director, CTO, 5 yrs with CBAK

Significant expertise in Li-ion technology; widely published technological author; holder of 7 U.S. patents in Li-ion

Successful tenure as CTO at Lishen and senior engineering
position at NEC Moli Energy

Ken Broom, COO, nearly 2 years with CBAK

20+ years of management, engineering and sales
experience in the Li-ion battery industry

Successful tenure as GM at NEC Moli Energy

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Polymer
Cells
4%
Prismatic
Aluminum
Case Cells
48%
Others
46%
Cylindrical
Ccells
2%

Ploymer
Cells
7%
Prismatic
Aluminum
-Case cells
54%
Others
22%
Cylindrical
Cells
17%

Cylindrical
27%

Evolution of Product Mix

Continued migration to higher-margin products

FY 2007

FY 2008

Q1 FY2009

Customers

Cylindrical

Accepted into AVL of an International Tier 1 Customer,
shipment likely to start in Q3FY09 (Jun)

Celxpert, packer for Asus Tech (Taiwanese notebook maker)

Prismatic Aluminum-Case (Cell phone OEMs)

Foxconn, Lenovo, ZTE, Haier and Hisense

Qualification underway with international Tier 1 OEM’s

Polymer

SanDisk

Qualification underway with international Tier 1 OEM’s

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Highlights: Q109 (Dec)

Strong revenue of $68.1M

Gross margin at 15.6%, near six-Q peak

DSO, Inventory turns at or near best level of last
three fiscal years

$1.5M expense reduction per Q in FY09

All credit facilities renewed

FY09 Rev: $275-300M (12%-22% growth vs. FY08)

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Thank You